Exhibit 10.4C

Amendment No. 2 to

EXCLUSIVE PATENT LICENSE AGREEMENT

This amendment (“Amendment No. 2”) to the Exclusive Patent License Agreement is entered into by and between the University of Washington, a public institution of higher education and an agency of the state of Washington (“University”) and Achaogen, Inc., a corporation organized under the laws of the state of Delaware (“Company”), effective as of January 5, 2011 (the “Amendment No. 2 Effective Date”).

WHEREAS University and Company entered into that certain Exclusive Patent License Agreement effective as of December 1, 2006 (“Original License Agreement”);

WHEREAS University and Company agreed, effective as of March 1, 2009, to amend the Original License Agreement and establish a revised payment schedule for deferred past patent costs pursuant to which Company agreed to pay University such deferred past patent costs in eight equal quarterly installments, all as further described in such amendment (“Amendment No. 1”; the Original License Agreement, as amended by Amendment No. 1, hereinafter referred to as the “Current License Agreement”);

WHEREAS Company has paid to University the first [***] quarterly installments called for under Amendment No. 1 and the [***] installments are not due until [***], respectively;

WHEREAS pursuant to Section 5.1 and Section A2 of Exhibit A of the Current License Agreement, Company has obligations to perform, or shall cause to happen or be performed, as the case may be, all the performance milestones described in Section A2 of Exhibit A;

WHEREAS the parties agree that Company has used its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to meet such performance milestones as set forth in the Current License Agreement;

WHEREAS Company has met the first performance milestone and now proposes adjustments to extend the remaining performance milestones; and

WHEREAS the University has agreed extend the remaining performance milestones in exchange for Company’s agreeing to accelerate the payment of the [***] installments of the deferred past patent costs.

WHEREFORE the parties, intending to be legally bound, acknowledge and agree as follows:

1. The rights and obligations of the parties shall be governed by the terms and conditions of the Current License Agreement, as amended by this Amendment No. 2. All capitalized terms used in this Amendment No. 2 and not defined herein shall have the same meaning as set forth in the Current License Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UW/Achaogen Amendment No.2

UW Reference [***]

2. The Original License Agreement is hereby amended by amending and restating Section A2 of Exhibit A in its entirety as follows:

“A2 Performance Milestones:

Company shall use at least the level of effort set forth in Section 5.1 above to meet all of the following diligence milestones:

A2.1 Company shall have [***].

A2.2 Company shall have [***].

A2.3 Company shall have [***].

A2.4 Company shall have [***].

If Company achieves one of the above performance milestones on a product which is not a Licensed Product, Company may elect to classify such product as a Licensed Product to meet such milestone provided that such product must then be treated as a Licensed Product for all other purposes of this Agreement.

The parties will conduct annual program review meeting at which time Company may propose adjustments to the performance milestones for University’s approval, such approval not to be unreasonably withheld or delayed. In the event the parties cannot agree on revisions to the performance milestones, or in the event that a performance milestone is [***], the parties will resolve the issue using the dispute resolution mechanism provided for in Article 27.”

3. As consideration for the foregoing amendment of Section A2 of Exhibit A, Company agrees to pay to University within [***] of the execution of this Amendment No. 2 the [***], which [***]. Upon receipt of such payment, University acknowledges that Company’s reimbursement obligations with respect to past patent costs shall have been satisfied in full.

4. All other terms and conditions of the Original License Agreement shall remain in full force and effect.

5. Duplicate executed originals of this Amendment No. 2 are provided, each of which shall be deemed an original, but both of which together shall constitute the same instrument.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UW/Achaogen Amendment No.2

UW Reference [***]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 effective as of the Amendment No. 2 Effective Date.

University of Washington		Achaogen, Inc.

By:	/s/ Fiona Wills	By:	/s/ John Holloway
Name:	Fiona Wills, PhD. MBA	Name:	John F. Holloway
Title:	Director of Technology Licensing	Title:	VP, Business Development
Date:	01/05/11	Date:	Jan. 6, 2011

UW/Achaogen Amendment No.2

UW Reference [***]